                                                                    EXHIBIT 10.5

                           AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of August 11, 2000 by and among HCC INSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"); each of the Lenders which is a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, Administrative Agent for the Lenders and Lead Arranger (in such capacity, together with its successors in such capacity, the "Agent"), FIRST UNION NATIONAL BANK, as Syndications Agent, BANK OF AMERICA, N.A., as Documentation Agent, THE BANK OF NEW YORK, as Senior Managing Agent, BANK ONE, NA, as Co-Agent, and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Co-Agent.

                                    RECITALS

         A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of December 17, 1999. Said Loan Agreement is herein called the "Loan Agreement". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

         B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

         SECTION 1. Amendments to Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

         (a) The definition of "Security Agreements" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Security Agreements means security agreements, each in Proper Form, executed or to be executed in favor of Agent, securing the Obligations, covering all of the issued and outstanding equity interests in each Material Subsidiary of Borrower (other than HCC UK Acquisition, with respect to which only 65% of its issued and outstanding equity interests shall be covered, and other than the Second Tier Insurance Company Subsidiaries), as the same may from time to time be amended, modified, restated or supplemented.

         (b) A new definition of "Second Tier Insurance Company Subsidiaries" is hereby added to Section 1.1 of the Loan Agreement, such new definition to read in its entirety as follows:

                  Second Tier Insurance Company Subsidiaries means U.S. Specialty Insurance Company, a Texas corporation, HCC Life Insurance Company, an Indiana corporation,

         Centris Insurance Company, an Indiana corporation, and USF Insurance Company, a Pennsylvania corporation.

         (c) Section 8.4 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.4 Mergers and Consolidations. In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation unless and so long as (i) no Default or Event of Default has occurred that is then continuing, (ii) immediately thereafter and giving effect thereto, no event will occur and be continuing which constitutes a Default and
         (iii) the applicable Obligor (or one of such Obligors if such merger is between Obligors) subject to such merger is the surviving Person. The provisions of this Section are subject to the restrictions set forth in Section 8.12 hereof. Notwithstanding the foregoing, so long as no Event of Default has occurred which is continuing (or will arise by reason thereof) (a) any Subsidiary of Borrower may merge with Borrower or any Obligor (other than the Second Tier Insurance Company Subsidiaries) provided that Borrower or such Obligor is the surviving entity, or with one or more Subsidiaries of Borrower (other than the Second Tier Insurance Company Subsidiaries), including without limitation mergers between newly acquired Subsidiaries in connection with any acquisition permitted hereunder, provided that if any merger is between a wholly-owned Subsidiary of Borrower and a Subsidiary of Borrower which is not a wholly-owned Subsidiary, such wholly-owned Subsidiary of Borrower shall be the surviving entity, (b) any Subsidiary of Borrower may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to Borrower or any other Obligor (other than the Second Tier Insurance Company Subsidiaries) or, so long as such Subsidiary is not an Obligor, to another wholly-owned Subsidiary of Borrower, (c) any Subsidiary which is not a Material Subsidiary may be liquidated or dissolved, and (d) mergers, consolidations or dissolutions by any Subsidiary of Borrower to change its state of incorporation or to change the form of entity are not prohibited.

         (d) Section 8.12 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  8.12 Acquisitions. Without the prior written consent of the Majority Lenders, acquire any real Property or any material personal Property (including any acquisition of equity interests in another Person other than an Obligor or, subject to the provisions of
         Section 8.15 hereof, any other Subsidiary of Borrower as of the Effective Date) after the Effective Date from any Person other than an Obligor if the aggregate consideration for a single transaction would exceed $100,000,000 or if the aggregate consideration for the applicable transaction plus the aggregate consideration for all acquisitions of real Property or material personal Property (including any acquisition of equity interests in another Person other than an Obligor) previously consummated during the applicable fiscal year (other than those from an Obligor or, subject to the provisions of Section 8.15 hereof, any other Subsidiary of Borrower as of the Effective Date) would exceed $150,000,000; provided, however, that notwithstanding the foregoing, the aggregate consideration paid during any fiscal year for the acquisition of all of the issued and outstanding equity interests in and to other Persons shall not exceed 40% of Shareholders' Equity as of the last day of the preceding fiscal year. Each such acquisition shall be subject to the provisions of Section 8.7 hereof. Notwithstanding anything to the contrary set forth in this Section, neither the Borrower nor any of its Subsidiaries may acquire any additional equity interests in and to the Second Tier Insurance Company Subsidiaries without the prior written consent of the Majority Lenders.

         SECTION 2. Release of Certain Collateral. The Agent and the Lenders hereby release all Liens created under and pursuant to the Loan Documents in and to any equity interests in U.S. Specialty Insurance Company, a Texas corporation, HCC Life Insurance Company, an Indiana corporation, Centris Insurance Company, an Indiana corporation, and USF Insurance Company, a Pennsylvania corporation.

         SECTION 3. Waiver of Certain Defaults. The Agent and the Lenders hereby waive any defaults which have arisen prior to the date hereof by reason of the pledge of the equity interests in and to the Second Tier Insurance Company Subsidiaries as security for the Obligations.

         SECTION 4. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement.

         SECTION 5. Expenses. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

         SECTION 6. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred since March 31, 2000 and (b) no uncured Default or uncured Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 7. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

                NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

         THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                              HCC INSURANCE HOLDINGS, INC.,
                                              a Delaware corporation


                                              By: /s/ FRANK J. BRAMANTI
                                                  ------------------------------
                                                      Frank J. Bramanti,
                                                      Executive Vice President

                                              WELLS FARGO BANK (TEXAS), NATIONAL
                                              ASSOCIATION, as Administrative
                                              Agent and Lead Arranger and as a
                                              Lender



                                              By:   /s/  JONATHAN C. HOMEYER
                                                   -----------------------------
                                              Name:      Jonathan C. Homeyer
                                                   -----------------------------
                                              Title:     Vice President
                                                    ----------------------------

                                              FIRST UNION NATIONAL BANK,
                                              as Syndications Agent and as a
                                              Lender


                                              By:     /s/  DANIEL J. NORTON
                                                   -----------------------------
                                              Name:        Daniel J. Norton
                                                   -----------------------------
                                              Title:       Director
                                                    ----------------------------

                                              BANK OF AMERICA, N.A.,
                                              as Documentation Agent and as a
                                              Lender


                                              By:     /s/  D. KEITH THOMPSON
                                                    ----------------------------
                                              Name:        D. Keith Thompson
                                                    ----------------------------
                                              Title:       Principal
                                                    ----------------------------

                                              THE BANK OF NEW YORK,
                                              as Senior Managing Agent and as a
                                              Lender


                                              By:     /s/  BENJAMIN L. BALKIND
                                                    ----------------------------
                                              Name:        Benjamin L. Balkind
                                                    ----------------------------
                                              Title:       Vice President
                                                    ----------------------------

                                              BANK ONE, NA,
                                              as Co-Agent and as a Lender


                                              By:     /s/  THOMAS W. DODDRIDGE
                                                    ----------------------------
                                              Name:        Thomas W. Doddridge
                                                    ----------------------------
                                              Title:       First Vice President
                                                    ----------------------------

                           DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Co-Agent and as a Lender

                           By:  /s/ LLOYD C. STEVENS  /s/ GEORGE T. FERGUSON, IV
                                ------------------------------------------------
                           Name:    Lloyd C. Stevens    George T. Ferguson, IV
                                ------------------------------------------------
                           Title:   Vice President      Assistant Vice President
                                 -----------------------------------------------

                                              CREDIT LYONNAIS NEW YORK BRANCH


                                              By:     /s/  PETER RASMUSSEN
                                                    ----------------------------
                                              Name:        Peter Rasmussen
                                                    ----------------------------
                                              Title:  First Vice President
                                                    ----------------------------

                                               GUARANTY FEDERAL BANK, F.S.B.

                                               By:     /s/  RICHARD MENCHACA
                                                    ----------------------------
                                               Name:        Richard Menchaca
                                                    ----------------------------
                                               Title:         Vice President
                                                    ----------------------------



                                               By:
                                                    ----------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                    ----------------------------

                                               UNION BANK OF CALIFORNIA N.A.


                                               By:     /s/  ROBERT C. NAGEL
                                                    ----------------------------
                                               Name:        Robert C. Nagel
                                                    ----------------------------
                                               Title:         Vice President
                                                    ----------------------------

         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Section 26.02 set forth above.

                                             AVEMCO CORPORATION, a Delaware
                                             corporation, NORTH AMERICAN SPECIAL
                                             RISK ASSOCIATES, INC., an Illinois
                                             corporation, LDG REINSURANCE
                                             CORPORATION, a Massachusetts
                                             corporation, HCC EMPLOYER SERVICES,
                                             INC., an Alabama corporation, HCC
                                             EMPLOYEE BENEFITS, INC., a Delaware
                                             corporation, HCC AVIATION INSURANCE
                                             GROUP, INC., a Texas corporation,
                                             HCC BENEFITS CORPORATION, a
                                             Delaware corporation, HCC
                                             INTERMEDIARIES, INC., a Texas
                                             corporation, HCC INTERMEDIATE
                                             HOLDINGS, INC., a Delaware
                                             corporation, THE CENTRIS GROUP,
                                             INC., a Delaware corporation, U.S.
                                             BENEFITS INSURANCE SERVICES, INC.,
                                             a California corporation, and U.S.
                                             HOLDINGS, INC., a Delaware
                                             corporation


                                             By:   /s/ FRANK J. BRAMANTI
                                                --------------------------------
                                                       Frank J. Bramanti,
                                                       Executive Vice President